Exhibit 10.4
FIRST AMENDMENT
TO THE
KAISER ALUMINUM FABRICATED PRODUCTS
RESTORATION PLAN
     Kaiser Aluminum Fabricated Products, LLC, pursuant to Section 9.3 of the Kaiser Aluminum Fabricated Products Restoration Plan (the “Plan”), hereby adopts the following amendments to the Plan.
     1. Section 2.1(n) of the Plan is amended in its entirety to read as follows:
(n)	Election Form. The document executed by an Eligible Employee pursuant to which the Eligible Employee elects a form of payment of his vested Account balance following his or her Separation from Service.
     2. Section 2.1(kk) of the Plan is amended in its entirety to read as follows:
(kk)	Separation from Service. Separation from Service means a “separation from service” within the meaning of Section 409A of the Code.
     3. The second paragraph of Section 3.2(a) of the Plan is amended in its entirety to read as follows:
Such Election Form shall be completed prior to the date the Employee becomes a Participant; provided, however, that an Employee may complete his or her Election Form within the first 30 days following the date the Employee first becomes a Participant and such Election Form shall apply with respect to services to be performed after the election. An Election Form once made shall be irrevocable, except as otherwise provided in (b) below. In the event that the Participant fails to make a timely election as to the form of payment of all or a portion of the Participant’s Account following the Participant’s Separation from Service, such portion of the Participant’s vested Account balance shall be paid in a single lump sum distribution in the 90-day period after the date that is six (6) months following the Participant’s Separation from Service.
     4. The second sentence of Section 7.1 of the Plan (“Death Benefits”) is amended in its entirety to read as follows:
All payments and distributions pursuant to this Section 7.1 shall be in single lump sums and shall be paid in the 90-day period following the date of the Participant’s death.
     5. The amendments described above will be effective as of May 1, 2005. Except as specifically amended hereby, the Plan will continue in full force and effect.

     Executed this 31st day of December, 2008.

KAISER ALUMINUM FABRICATED PRODUCTS, LLC
By	/s/ John M. Donnan
	Name:	John M. Donnan
	Title:	Senior Vice President and General Counsel

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